Exhibit 99.3

SELECTED SUPPLEMENTAL CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of the Company for the five years ended December 31, 1998 are derived from the Company's supplemental consolidated financial statements and notes thereto. The information set forth below should be read in conjunction with "Management's Discussion and Analysis of Supplemental Financial Condition and Results of Operations" and the supplemental financial statements and related footnotes included in this Form 8-K.
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

                                                            YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------------
                                            1998         1997         1996         1995        1994
                                            ----         ----         ----         ----        ----
(in thousands, except per share data)
                STATEMENT OF INCOME DATA

Net revenues                              $56,793      $38,850      $19,659      $12,622      $5,112
Project personnel and software costs       27,562       17,630        7,961        4,408       2,627
                                          -------      -------      -------      -------      ------

     Gross profit                          29,231       21,220       11,698        8,214       2,485
Operating expenses:
   Selling and marketing                    5,178        3,819        1,913        1,128         564
   General and administrative              14,551        9,997        6,844        3,389         658
   Restructuring costs                        786           --           --           --          --
                                          -------      -------      -------      -------      ------

     Total operating expenses              20,515       13,816        8,757        4,517       1,222
                                          -------      -------      -------      -------      ------

Operating income                            8,716        7,404        2,941        3,697       1,263
Other income, net                           1,218          252           55           92          11
                                          -------      -------      -------      -------      ------

     Income before income taxes             9,934        7,656        2,996        3,789       1,274
Provision for income taxes                  4,388        2,978        1,086        1,440         508
                                          -------      -------      -------      -------      ------

     Net income                           $ 5,546      $ 4,678      $ 1,910      $ 2,349      $  766
                                          =======      =======      =======      =======      ======
Earnings per share:
     Basic                                $  0.32      $  0.31      $  0.13      $  0.16      $ 0.05
                                          =======      =======      =======      =======      ======
     Diluted                              $  0.26      $  0.26      $  0.12      $  0.15      $ 0.05
                                          =======      =======      =======      =======      ======

Weighted average shares outstanding:
     Basic                                 17,363       15,113       14,911       14,809      14,600
     Diluted                               21,325       17,743       16,196       15,955      14,600



                                                                  DECEMBER 31,
                                           --------------------------------------------------------
                                            1998         1997         1996         1995        1994
                                            ----         ----         ----         ----        ----
(in thousands)
                BALANCE SHEET DATA

Cash, cash equivalents, and short term
 investments                              $44,312      $11,609      $ 5,150      $ 3,138      $ 1,183
Working capital                            39,315        6,402        3,109        1,405         (570)
Total assets                               61,042       27,726       14,374        9,591        3,218
Long-term obligations                       2,222        2,393          512          477          321
Total stockholders' equity                 44,198        9,892        4,474        2,337         (127)
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